EXHIBIT 10.1

EXECUTION VERSION

FIRST AMENDMENT TO
CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 13, 2018, is made by and among ENOVA INTERNATIONAL, INC., a Delaware corporation (“Parent”), certain wholly-owned Restricted Subsidiaries (as defined in the Credit Agreement defined below) of the Parent party hereto as borrowers (each such person and the Parent, individually, a “Borrower” and collectively, jointly and severally, the “Borrowers”), the guarantors party hereto (the “Guarantors”), the Lenders (as defined in the Credit Agreement defined below) party hereto (which constitute 100% of the Lenders as of the First Amendment Effective Date) and TBK BANK, SSB, as administrative agent and collateral agent for the Lenders (in such capacities, the “Administrative Agent”).

RECITALS

A.

The Borrowers, Guarantors, Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of June 30, 2017 (as amended, restated, extended, supplemented and/or otherwise modified from time to time, the “Credit Agreement”);

B.

Borrowers have requested (i) Lenders to provide a Revolving Facility Increase pursuant to Section 2.19 of the Credit Agreement to increase the Maximum Revolver Amount to an amount equal to Seventy-five Million Dollars ($75,000,000) in the aggregate, and (ii) that certain amendments to the Credit Agreement be made subject to the terms and conditions as set forth in this Amendment; and

C.

Administrative Agent and the Lenders have agreed to such Revolving Facility Increase and to make certain amendments to the Credit Agreement subject to the terms and conditions as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound agree as follows:

ARTICLE I
DEFINITIONS

1.01Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

ARTICLE II
AMENDMENTS

2.01Amendment to Recitals. Effective as of the First Amendment Effective Date, with respect to the cover page of the Credit Agreement and the first WHEREAS clause in the recitals of the Credit Agreement, each is hereby amended by removing “$40,000,000” and replacing it with “$75,000,000”.

2.02Amendment to Section 1.1.  Effective as of the First Amendment Effective Date, Section 1.1 of the Credit Agreement is hereby amended by amending and restating each of the following definitions in its entirety to read as follows:

“Additional Notes” shall mean any Indebtedness of the Credit Parties (other than the Senior Notes and Subordinated Debt) incurred or issued after the Effective Date (or, in the case of Assumed Indebtedness, incurred or issued prior to or after the Effective

Date and assumed by a Credit Party after the Effective Date), which, in each case, (a) is not secured, directly or indirectly, or in whole or in part, by a Lien and (b) does not contain any More Restrictive Covenants than the Senior Notes Indenture, the pricing of such Additional Note is not materially worse than the Senior Notes Indenture, and the “maturity date” of such Additional Note is at least 13 months after the Maturity Date; provided, it is understood and agreed that if any such Additional Notes are convertible into common stock or preferred stock, the mechanics of such conversion shall not be considered More Restricted Covenants and such stock shall not be redeemable until at least 13 months after the Maturity Date.

“Maximum Revolver Amount” means $75,000,000, as such aggregate maximum amount may be increased from time to time as provided in Section 2.19 or reduced from time to time as provided in Section 2.5.

“Note” or “Notes” shall mean the Revolving Loan Notes and/or the Swingline Loan Note, collectively, separately or individually, as appropriate, as any such Note may be, increased, restated, supplemented or modified from time to time and shall include all notes issued in exchange or substitution for each such Note.

“Revolving Commitment” shall mean, with respect to each Revolving Lender, the commitment of such Revolving Lender to make Revolving Loans in an aggregate principal Dollar amount at any time outstanding up to an amount equal to such Revolving Lender’s Revolving Commitment Percentage of its Revolving Commitment identified as its Revolving Commitment on Schedule 2.1(a) (which may be increased from time to time pursuant to Section 2.19).  As of the First Amendment Effective Date, the Revolving Commitment is $75,000,000.

“Senior Notes” shall mean the senior notes issued pursuant to each Senior Notes Indenture.

“Senior Notes Documents” shall mean, collectively, each Senior Notes Indenture, any offering memorandum executed in connection therewith, and all other agreements, instruments and other documents setting forth the terms of the Senior Notes.

“Senior Notes Indenture” shall mean each of (a) that certain Indenture for 9.75% Senior Notes due 2021, dated as of May 30, 2014 (as amended, restated, supplemented or as otherwise modified from time to time) by and among Parent, certain of Parent’s subsidiaries as guarantors from time to time and Computershare Trust Company, N.A., a national banking association duly organized under the laws of the United States and Computershare Trust Company of Canada, as successor trustee to US Bank National Association and (b) that certain Indenture for 8.500% Senior Notes due 2024, dated as of September 1, 2017 (as amended, restated, supplemented or as otherwise modified from time to time) by and among Parent, certain of Parent’s subsidiaries as guarantors from time to time and Computershare Trust Company, N.A., a national banking association duly organized under the laws of the United States and Computershare Trust Company of Canada.

2.03Amendment to definition of “Eligible Accounts”.  Effective as of the First Amendment Effective Date, the definition of “Eligible Accounts” in Section 1.1 of the Credit Agreement is hereby amended by removing the “and” at the end of clause (y) thereto, removing the period at the end of clause (z) thereto and replacing it with “; and”, and adding a new clause “(aa)” at the end thereof as follows:

“(aa)such Receivable shall not be a closed-end credit that does not provide for multiple advances and where the consumer is required to repay substantially the entire amount of the loan within 45 days through a single installment.”

2.04Amendment to definition of “Fixed Charge Coverage Ratio”.  Effective as of the First Amendment Effective Date, the definition of “Fixed Charge Coverage Ratio” in Section 1.1 of the Credit Agreement is hereby amended by inserting the words “and excluding, without duplication, the First Amendment Closing Fee” immediately after the phrase “(excluding any interest payments in connection with any Permitted Receivables Financing or any other securitization or receivables facilities”.

2.05Amendment to definition of “Funded Debt”.  Effective as of the First Amendment Effective Date, the definition of “Funded Debt” in Section 1.1 of the Credit Agreement is hereby amended by amending and restating clause (v) thereof to read as follows:

“(v) the amount of obligations outstanding under (1) each Senior Notes Indenture, including any Permitted Refinancing Debt thereof, as permitted under Section 6.2(h) and (2) any Additional Notes, including any Permitted Refinancing Debt thereof, as permitted in Section 6.2(p).”

2.06Additions to Section 1.1.  Effective as of the First Amendment Effective Date, Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order as follows:

“First Amendment” means that certain First Amendment to Credit Agreement, dated as of the First Amendment Effective Date, by and among Borrowers, Guarantors, Administrative Agent and the Lenders party thereto.

“First Amendment Closing Fee” shall have the meaning given to such term in the First Amendment.

“First Amendment Effective Date” means April 13, 2018.

2.07Amendment to Section 2.4(d). Effective as of the First Amendment Effective Date, Section 2.4(d) of the Credit Agreement is hereby amended by adding a new sentence at the end thereof as follows:

“Notwithstanding anything in this clause (d) to the contrary, solely for purposes of calculating the Minimum Usage and the Minimum Usage Fee (x) for the period beginning on the Effective Date and ending on the First Amendment Effective Date, the Revolving Committed Amount shall be deemed to be $40,000,000 (without giving effect to the First Amendment) and (y) for all periods beginning on the first day following the First Amendment Effective Date and thereafter (after giving effect to the First Amendment), the Revolving Committed Amount shall be deemed to be $75,000,000.”

2.08Amendment to Section 6.2(p). Effective as of the First Amendment Effective Date, Section 6.2(p) of the Credit Agreement is hereby amended and restated to read as follows:

“(p) Additional Notes of the Credit Parties and any Permitted Refinancing Debt in exchange for, or the net cash proceeds of which are used to extend, refinance, renew, replace, defease or refund, such Additional Notes, provided that (i) to the extent such Additional Notes are used to extend, refinance, renew, replace, defease or refund the

Senior Notes, such Additional Notes satisfy clause (2) and (3) of the definition of Permitted Refinancing Debt and (ii) any amount of Additional Notes or Permitted Refinancing Debt thereof, as the case may be, issued in excess of the amounts used pursuant to subclause (i), prior to the incurrence thereof, the Borrower Representative shall have delivered to the Administrative Agent a Compliance Certificate which indicates that, on a pro forma basis after taking into account the incurrence of such Additional Notes or Permitted Refinancing Debt thereof, as the case may be, and the use of the proceeds thereof, (A) there shall occur no Default or Event of Default and (B) the Credit Parties and their Restricted Subsidiaries shall be in compliance with the minimum Fixed Charge Coverage Ratio set forth in Section 6.14(a), and such Indebtedness shall not have any scheduled amortization or mandatory prepayments or obligations to repurchase or redeem prior to thirty days after the Maturity Date (except as otherwise permitted pursuant to Section 6.6(b));”

2.09Amendment to Section 9.2(a)(iii).  Effective as of the First Amendment Effective Date, Section 9.2(a)(iii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(iii)If to a Lender to it at its address (or telecopier number) set forth on the signature page to the First Amendment or otherwise as set forth in its Administrative Questionnaire.”

2.10Amendment to Schedule 2.1(a).  Effective as of the First Amendment Effective Date, Schedule 2.1(a) to the Credit Agreement is hereby amended, restated and replaced in its entirety by Schedule 2.1(a) attached hereto.

ARTICLE III
NO WAIVER

3.01No Waiver.  Nothing contained in this Amendment shall be construed as a waiver by Administrative Agent or any Lender of any covenant or provision of the Credit Agreement or the other Credit Documents, and the failure of Administrative Agent or any Lender at any time or times hereafter to require strict performance by the Credit Parties of any provision thereof shall not waive, affect or diminish any right of Administrative Agent and the Lenders to thereafter demand strict compliance therewith. Administrative Agent and the Lenders hereby reserve all rights granted under the Credit Agreement, the other Credit Documents and this Amendment.

ARTICLE IV.
CONDITIONS PRECEDENT

4.01Conditions to Effectiveness. This Amendment shall become effective only upon the satisfaction in full, in a manner reasonably satisfactory to Administrative Agent, of the following conditions precedent (the first such date upon which all such conditions have been satisfied being herein called the “First Amendment Effective Date”):

(a)Administrative Agent shall have received this Amendment, duly executed by Borrowers, Guarantors and Lenders in form and substance reasonably satisfactory to Administrative Agent and each Lender and its respective counsel.

(b) Administrative Agent shall have received a Note (or an amended and restated Note) duly executed by Borrowers for any Lender that requests its Revolving Commitment (or any increase thereof) be evidenced by a Note.

(c)Administrative Agent shall have received from the Borrowers updated financial projections and an officer’s certificate, in each case in form and substance reasonably satisfactory to the Administrative Agent, demonstrating that, after giving effect to the Revolving Facility Increase effectuated under this Amendment and any Extension of Credit thereunder on the First Amendment Effective Date, on a pro forma basis, the Credit Parties will be in compliance with the Financial Covenants.

(d)Administrative Agent shall have received a Notice of Borrowing duly executed by Borrowers to the extent an Extension of Credit is to occur on the First Amendment Effective Date.

(e)The Administrative Agent shall have received the opinions of Kirkland & Ellis LLP and Parr Brown Gee & Loveless, as applicable, each as counsel to the Credit Parties, dated the First  Amendment Effective Date, addressed and in form and substance reasonably satisfactory to the Administrative Agent.

(f)The Administrative Agent shall have received an officer’s certificate prepared by the chief financial officer or other Authorized Officer of Parent as to the solvency of the Credit Parties and their Restricted Subsidiaries, after giving effect to the transactions contemplated by the First Amendment Effective Date and the initial borrowings under the Credit Agreement as amended by the First Amendment.

(g)The representations and warranties made by the Credit Parties herein and in the other Credit Documents shall (i) with respect to representations and warranties that contain a materiality qualification, be true and correct in all respects and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects, in each case on and as of the date of the First Amendment Effective Date as if made on and as of such date except for any representation or warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date.

(h)No Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date or immediately after giving effect to the First Amendment (including the Revolving Facility Increase contemplated therein) and the Extension of Credit to be made on the First Amendment Effective Date (if any) unless such Default or Event of Default shall have been waived in accordance with the Credit Agreement.

(i)Agent shall have received a certificate of the Secretary or Assistant Secretary (or other equivalent officer, partner or manager) of each Credit Party in form and substance reasonably satisfactory to Administrative Agent dated as of the First Amendment Effective Date which shall certify (i) copies of resolutions in form and substance reasonably satisfactory to Administrative Agent, of the board of directors (or other equivalent governing body, member or partner) of such Credit Party authorizing the execution, delivery and performance of this Amendment and any other Credit Document  delivered in connection herewith to which such Credit Party is a party (and such certificate shall state that such resolutions have not been amended, modified, revoked or rescinded as of the date of such certificate), (ii) the incumbency and signature of the officers of such Credit Party authorized to execute this Amendment and any other Credit Document delivered in connection herewith to which such Credit Party is a party, (iii) (1) that the Organizational Documents of each Credit Party (other than Parent) have not been amended or modified since (x) with respect to all Credit Parties (other than Parent and CNU of Iowa, LLC), the Effective Date and (y) with respect to CNU of Iowa, LLC, when such Person delivered such Organizational Documents to Administrative Agent and Lenders in connection with the execution of the Joinder Agreement joining such Person to the Credit Agreement and the other applicable Credit Documents and (2) that the Organizational Documents, as amended, of Parent attached thereto are true and correct and in full force and effect and (iv) the good standing (or equivalent status) of such Credit Party in its jurisdiction of organization and attach a good standing certificate (or equivalent) thereto dated not more than fifteen (15) days prior to the First Amendment Effective Date issued by the appropriate Governmental Authorities of the state of incorporation or organization

(j)Administrative Agent shall have received all other corporate and other proceedings, and all documents instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to Administrative Agent and its counsel.

(k)Borrowers shall have paid the First Amendment Closing Fee (as defined below) and all other fees, costs and expense due and payable as of the First Amendment Effective Date under the Credit Agreement and the other Credit Documents.

(l)Administrative Agent shall have received all other documents Administrative Agent may reasonably request with respect to any matter relevant to this Amendment or the transactions contemplated hereby, duly executed by Borrowers or other Credit Parties, as the case may be, in form and substance reasonably satisfactory to Administrative Agent and its counsel.

For purposes of determining compliance with the conditions specified in this Article 4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the First Amendment Effective Date specifying its objection thereto.

ARTICLE V
MISCELLANEOUS PROVISIONS

5.01Reallocation of Revolving Loans.  The parties hereto hereby acknowledge and agree that, pursuant to and in accordance with Section 2.19(c) of the Credit Agreement, in connection with the closing of the Revolving Facility Increase under this Amendment, on the First Amendment Effective Date, the outstanding Revolving Loans and Participation Interests shall be reallocated by causing such fundings and repayments (through the Administrative Agent) among each of the Lenders having a Revolving Commitment prior to such date and the Lenders acquiring a Revolving Commitment (pursuant to this Amendment) as necessary such that, after giving effect to this Amendment and the Revolving Facility Increase effectuated hereunder, each Lender will hold Revolving Loans and Participation Interests based on its Revolving Commitment Percentage set forth on Schedule 2.1(a) (after giving effect to such Revolving Facility Increase).

5.02Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement, the Amendment and the other Credit Documents, shall survive the execution and delivery of this Amendment, and no investigation by Administrative Agent or any Lender shall affect the representations and warranties or the right of Administrative Agent or any Lender to rely upon them.

5.03General Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Credit Documents and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement (including, without limitation, the Guaranty set forth in Article X thereof) and the other Credit Documents are ratified and confirmed and shall continue in full force and effect.  The Credit Parties, the Administrative Agent and the Lenders agree that the Credit Agreement and the other Credit Documents, as amended hereby or in connection herewith, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms subject as to enforcement of remedies to (x) any Debtor Relief Laws and (y) general principles of equity, whether applied by a court of law or equity.  Each Credit Party ratifies and reaffirms the Obligations (as increased hereby) are secured by the Credit Documents including, without limitation, all indebtedness and other obligations of Borrowers now or hereafter existing under the Credit Agreement.

5.04References to Credit Agreement. Each of the Credit Agreement and the other Credit Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such other Credit Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

5.05Fees.  Borrowers shall pay to Administrative Agent a non-refundable amendment closing fee (based on the amount of the increase in the Maximum Revolver Amount (for the avoidance of doubt, such increase amount shall be $35,000,000)) for the pro rata benefit of each Lender party hereto who is providing a Revolving Commitment under the Revolving Facility Increase on the First Amendment Effective Date equal to $175,000 in the aggregate for all such Lenders (the “First Amendment Closing Fee”), which Amendment Fee shall be due and payable and fully earned on the First Amendment Effective Date.

5.06Costs and Expenses. Each Credit Party acknowledges that Section 9.5 of the Credit Agreement applies to this Amendment and the transactions, agreements and documents contemplated thereunder.

5.07Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

5.08Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Administrative Agent, Lenders, Credit Parties and their respective successors and permitted assigns, except that Credit Parties may not assign or transfer any of their respective rights or obligations hereunder without the prior written consent of Administrative Agent and the Lenders and the Administrative Agent may only assign their rights hereunder as permitted by Section 9.6 of the Credit Agreement.

5.09Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by facsimile transmission or other electronic means shall be equally effective as delivery of a manually executed counterpart of this Amendment.

5.10Further Assurances. To the extent required by Section 5.13 of the Credit Agreement, each Credit Party agrees to execute such other and further documents and instruments as Administrative Agent may request to implement the provisions of this Amendment.

5.11Effect of Waiver. No consent or waiver, express or implied, by Administrative Agent or any Lender to or for any breach of or deviation from any covenant or condition by Borrowers shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

5.12No Limitation on Administrative Agent. Nothing in this Amendment shall be deemed in any way to limit or restrict Administrative Agent’s or any Lender’s rights to seek in a bankruptcy court or any other court of competent jurisdiction, any relief Administrative Agent or any Lender may deem appropriate in the event that there is an Event of Default continuing pursuant to section 7.1(e) of the Credit Agreement.

5.13Material Inducement. Each Credit Party further acknowledges and agrees that the representations, acknowledgments, agreements and warranties in this Amendment have been made by Credit Parties as a material inducement to Administrative Agent and the Lenders to into this Amendment, that Administrative Agent and the Lenders are relying on such representations and warranties, and that Administrative Agent and the Lenders would not have entered into this Amendment without such representations, acknowledgments, agreements, and warranties.

5.14Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

5.15Applicable Law. Sections 9.12 and 9.13 of the Credit Agreement are hereby incorporated herein, mutatis mutandis.

5.16Full Opportunity for Review; No Undue Influence. Credit Parties have reviewed this Amendment and acknowledges and agrees that it (a) understands fully the terms of this Amendment and the consequences of the issuance hereof, (b) has been afforded an opportunity to have this Amendment reviewed by, and to discuss this Amendment with, such attorneys and other Persons as it may wish, and (c) has entered into this Amendment of its own free will and accord and without threat or duress. This Amendment and all information furnished to Administrative Agent and the Lenders is made and furnished in good faith, for value and valuable consideration. This Amendment has not been made or induced by any fraud, duress or undue influence exercised by Administrative Agent or Lender or any other Person.

5.17.Entire Agreement.  THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES PERTAINING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER and PARENT:

ENOVA INTERNATIONAL, INC., a Delaware corporation

By: /s/ Lisa M. Young
Name:  Lisa M. Young
Its:  Secretary

[Signature Page to First Amendment]

BORROWERS:

CNU ONLINE HOLDINGS, LLC, a Delaware limited liability company

OHIO CONSUMER FINANCIAL SOLUTIONS, LLC, a Delaware limited liability company

By: /s/ Lisa M. Young

Name:  Lisa M. Young
Its:  Secretary

CASHNET CSO OF MARYLAND, LLC, a Delaware limited liability company

CNU OF ALABAMA, LLC, a Delaware limited liability company

CNU OF IDAHO, LLC, a Delaware limited liability company

CNU OF KANSAS, LLC, a Delaware limited liability company

CNU OF SOUTH DAKOTA, LLC, a Delaware limited liability company

CNU OF UTAH, LLC, a Utah limited liability company

TENNESSEE CNU, LLC, a Delaware limited liability company

By: Headway Capital, LLC

Its: Member

By: /s/ Lisa M. Young
Name:  Lisa M. Young
Its:  Secretary

[Signature Page to First Amendment]

CASHNETUSA OF FLORIDA, LLC, a Delaware limited liability company

CNU OF ALASKA, LLC, a Delaware limited liability company

CNU OF ARIZONA, LLC, a Delaware limited liability company

CNU OF CALIFORNIA, LLC, a Delaware limited liability company

CNU OF COLORADO, LLC, a Delaware limited liability company

CNU OF DELAWARE, LLC, a Delaware limited liability company

CNU OF FLORIDA, LLC, a Delaware limited liability company

CNU OF HAWAII, LLC, a Delaware limited liability company

CNU OF ILLINOIS, LLC, a Delaware limited liability company

CNU OF INDIANA, LLC, a Delaware limited liability company

CNU OF LOUISIANA, LLC, a Delaware limited liability company

CNU OF MAINE, LLC, a Delaware limited liability company

CNU OF MICHIGAN, LLC, a Delaware limited liability company

CNU OF MINNESOTA, LLC, a Delaware limited liability company

CNU OF MISSISSIPPI, LLC, a Delaware limited liability company

CNU OF MISSOURI, LLC, a Delaware limited liability company

CNU OF MONTANA, LLC, a Delaware limited liability company

CNU OF NEVADA, LLC, a Delaware limited liability company

CNU OF NEW HAMPSHIRE, LLC, a Delaware limited liability company

CNU OF NEW MEXICO, LLC, a Delaware limited liability company

CNU OF NORTH DAKOTA, LLC, a Delaware limited liability company

CNU OF OHIO, LLC, a Delaware limited liability company

CNU OF OKLAHOMA, LLC, a Delaware limited liability company

By: CNU Online Holdings, LLC

Its:  Member

By: /s/ Lisa M. Young
Name:  Lisa M. Young
Its:  Secretary

[Signature Page to First Amendment]

CNU OF OREGON, LLC, a Delaware limited liability company

CNU OF RHODE ISLAND, LLC, a Delaware limited liability company

CNU OF SOUTH CAROLINA, LLC, a Delaware limited liability company

CNU OF TENNESSEE, LLC, a Delaware limited liability company

CNU OF TEXAS, LLC, a Delaware limited liability company

CNU OF VIRGINIA, LLC, a Utah limited liability company

CNU OF WASHINGTON, LLC, a Delaware limited liability company

CNU OF WISCONSIN, LLC, a Delaware limited liability company

CNU OF WYOMING, LLC, a Delaware limited   liability company

CNU OF IOWA, LLC, a Delaware limited liability company

By: CNU Online Holdings, LLC

Its:  Member

   By: /s/ Lisa M. Young
   Name:  Lisa M. Young
   Its:  Secretary

[Signature Page to First Amendment]

CASHNETUSA CO, LLC, a Delaware limited liability company CASHNETUSA OR, LLC, a Delaware limited liability company

THE CHECK GIANT NM, LLC, a Delaware limited liability company

By: /s/ Lisa M. Young
Name:  Lisa M. Young
Its:  Secretary

[Signature Page to First Amendment]

GUARANTORS:

BILLERS ACCEPTANCE GROUP, LLC, a Delaware limited liability company

NC FINANCIAL SOLUTIONS, LLC, a Delaware limited liability company

NETCREDIT FINANCE, LLC, a Delaware limited liability company

CNU DOLLARSDIRECT INC., a Delaware corporation

CNU DOLLARSDIRECT LENDING INC., a Delaware corporation

DEBIT PLUS, LLC, a Delaware limited liability company

DP LABOR HOLDINGS, LLC, a Delaware limited liability company

ENOVA BUSINESS, LLC, a Delaware limited liability company

ENOVA DECISIONS, LLC, a Delaware limited liability company

ENOVA FINANCE 2, LLC, a Delaware limited liability company

ENOVA FINANCE 3, LLC, a Delaware limited liability company

ENOVA FINANCE 4, LLC, a Delaware limited liability company

ENOVA FINANCIAL HOLDINGS, LLC, a Delaware limited liability company

ENOVA ONLINE SERVICES, INC., a Delaware corporation

ENOVACO, LLC, a Delaware limited liability company

HEADWAY CAPITAL LLC, a Delaware limited liability company

MOBILE LEASING GROUP, INC. a Delaware corporation

NETCREDIT LOAN SERVICES, LLC, a Delaware limited liability company

CASHEURONET UK, LLC, a Delaware limited liability company

By: /s/ Lisa M. Young
Name:  Lisa M. Young
Its:  Secretary

[Signature Page to First Amendment]

THE BUSINESS BACKER, LLC, a Delaware limited liability company

AEL NET MARKETING, LLC, a Delaware limited liability company

AEL NET OF MISSOURI, LLC, a Delaware limited liability company

CNU TECHNOLOGIES OF IOWA, LLC, a Delaware limited liability company

DOLLARSDIRECT, LLC, a Delaware limited liability company

ENOVA BRAZIL, LLC, a Delaware limited liability company

ENOVA INTERNATIONAL GEC, LLC, a Delaware limited liability company

EURONETCASH, LLC, a Delaware limited liability company

By:  CNU Online Holdings, LLC

Its:   Member

By: /s/ Lisa M. Young
Name:  Lisa M. Young
Its:  Secretary

[Signature Page to First Amendment]

NC FINANCIAL SOLUTIONS OF ALABAMA, LLC, a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF ARIZONA, LLC, a

Delaware limited liability company

NC FINANCIAL SOLUTIONS OF CALIFORNIA, LLC, a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF DELAWARE, LLC, a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF FLORIDA, LLC, a

Delaware limited liability company

NC FINANCIAL SOLUTIONS OF GEORGIA, LLC, a

Delaware limited liability company

NC FINANCIAL SOLUTIONS OF IDAHO, LLC, a

Delaware limited liability company

NC FINANCIAL SOLUTIONS OF ILLINOIS, LLC, a

Delaware limited liability company

NC FINANCIAL SOLUTIONS OF INDIANA, LLC, a •

Delaware limited liability company

NC FINANCIAL SOLUTIONS OF KANSAS, LLC, a

Delaware limited liability company

NC FINANCIAL SOLUTIONS OF LOUISIANA, LLC, a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF MARYLAND, LLC, a Delaware limited liability company

By:   NC Financial Solutions, LLC

Its:    Member

By: /s/ Lisa M. Young
Name:  Lisa M. Young
Its:  Secretary

[Signature Page to First Amendment]

NC FINANCIAL SOLUTIONS OF MISSISSIPPI, LLC,

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF MISSOURI, LLC,

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF MONTANA, LLC,

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF NEVADA, LLC,

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF NEW HAMPSHIRE, LLC,

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF NEW JERSEY, LLC,

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF NEW MEXICO, LLC,

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF NORTH DAKOTA, LLC,

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF OHIO, LLC,

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF OREGON, LLC,

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF RHODE ISLAND, LLC,

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF SOUTH CAROLINA, LLC,

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF SOUTH DAKOTA, LLC,

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF TENNESSEE, LLC,

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF TEXAS, LLC,

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF UTAH, LLC,

a Utah limited liability company

NC FINANCIAL SOLUTIONS OF VIRGINIA, LLC,

a Utah limited liability company

NC FINANCIAL SOLUTIONS OF WISCONSIN, LLC,

a Delaware limited liability company

CREDITME, LLC, a Delaware limited liability company

By:   NC Financial Solutions, LLC

Its:    Member

By: /s/ Lisa M. Young
Name:  Lisa M. Young
Its:  Secretary

[Signature Page to First Amendment]

DEBIT PLUS PAYMENT SOLUTIONS, LLC, a Delaware limited liability company

DEBIT PLUS SERVICES, LLC, a Delaware limited liability company

DEBIT PLUS TECHNOLOGIES, LLC, a Delaware limited liability company

By:  Debit Plus, LLC

Its:   Member

By: /s/ Lisa M. Young
Name:  Lisa M. Young
Its:  Secretary

[Signature Page to First Amendment]

ADMINISTRATIVE AGENT:

TBK BANK, SSB, as Administrative Agent

By /s/ Anthony Acosta
Name: Anthony Acosta
Title:   Vice President

[Signature Page to First Amendment]

LENDER:

TBK BANK, SSB

By: /s/ Anthony Acosta
Name: Anthony Acosta
Title:   Vice President

Notice Address:

TBK Bank, SSB

3 Park Central

Suite 1700

12700 Park Central Drive

Dallas, Texas  75251

Attention:  James B. Allin

Email:  jallin@triumphcf.com

With a copy to:

Dorsey & Whitney LLP

300 Crescent Court, Suite 400

Dallas, Texas  75201

Attention:  Larry A. Makel, Esq.

[Signature Page to First Amendment]

LENDER:

GREEN BANK

By: /s/ Josh Plemmons

Name:  Josh Plemmons

Title:  Vice President

Notice Address:

Green Bank

5224 W Plano Parkway, Suite 200

Plano, Texas 75093

Attention:  Josh Plemmons, Vice President

Facsimile: (972) 528-6759

Email: JPlemmons@greenbank.com

[Signature Page to First Amendment]

LENDER:

JEFFERIES FINANCE LLC

By: /s/ E. Joseph Hess

Name:  E. Joseph Hess

Title:  Managing Director

Notice Address:

Jefferies Finance LLC

520 Madison Avenue

New York, NY 10022

Attention: J.R. Young, Senior Vice President

Facsimile: (212) 284-3444

Email:  jyoung@jefferies.com

[Signature Page to First Amendment]

LENDER:

PACIFIC WESTERN BANK

By: /s/ JT Cook III

Name:  JT Cook III

Title:  SVP, Portfolio Manager

Notice Address:

Pacific Western Bank

5404 Wisconsin Avenue, 2nd Floor

Chevy Chase, MD  20815

Attention: Sue Choi

Email: schoi@pacificwesternbank.com

             jcook@capitalsource.com

[Signature Page to First Amendment]

Schedule 2.1 (a)

Revolving Lender	Revolving Commitment	Revolving Commitment Percentage
TBK Bank, SSB	$30,000,000.00	40.00%
Jefferies Group LLC	$5,000,000.00	6.67%
Green Bank	$15,000,000.00	20.00%
Pacific Western Bank	$25,000,000.00	33.33%
Total	$75,000,000.00	100.00%